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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                      October 7, 1999 (September 20, 1999)
                ------------------------------------------------
                Date of Report (Date of earliest event reported)

                              PHILIP SERVICES CORP.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

           Ontario                      0-20854                Not Applicable
-----------------------------       ----------------        -------------------
(State or other jurisdiction)       (Commission File           (IRS Employer
      of incorporation)                  Number)            Identification No.)

  100 King Street West, P.O. Box 2440, LCD1, Hamilton, Ontario, Canada L8N 4J6
  ----------------------------------------------------------------------------
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (905) 521-1600

                                 NOT APPLICABLE
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)







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                                EXPLANATORY NOTE

     This filing amends the previously filed Form 8-K, dated September 27, 1999 (the "Form 8-K"), of Philip Services Corp. in order to correct certain minor typographical errors in the Form 8-K.



ITEM 3. BANKRUPTCY AND RECEIVERSHIP

     On June 25, 1999, Philip Services Corp. (the "Company") filed a voluntary application to reorganize under the Companies' Creditors Arrangement Act (Canada) ("CCAA") with the Ontario Superior Court of Justice in Toronto, Canada, and voluntary petitions under Chapter 11 of the U.S. Bankruptcy Code ("Chapter 11") with the U.S. Bankruptcy Court for the District of Delaware. On June 27, 1999, the Company obtained First Day Orders under Chapter 11 of the U.S. Bankruptcy Code from the U.S. Bankruptcy Court for the District of Delaware.

     On September 17, 1999 the Company filed an Amended and Restated Plan of Compromise and Arrangement under the CCAA with the Ontario Superior Court of Justice in Toronto, Canada, and an Amended Joint Plan of Reorganization and a Disclosure Statement under Chapter 11 with the U.S. Bankruptcy Court for the District of Delaware.

     On September 24, 1999 the Company filed an Amended and Restated Plan of Compromise and Arrangement (the "Amended Canadian Plan") under the CCAA with the Ontario Superior Court of Justice in Toronto, Canada, and an Amended Joint Plan of Reorganization (the "Amended U.S. Plan") and a Disclosure Statement under Chapter 11 with the U.S. Bankruptcy Court for the District of Delaware.

     A confirmation hearing to confirm the Company's plan of reorganization is scheduled for November 3, 1999 at the U.S. Bankruptcy Court for the District of Delaware.

     The Amended Canadian and U.S. Plans provide that the claims of Canadian creditors against the Company will be dealt with in Canada under the CCAA proceedings. The Amended Canadian Plan provides that in the event that certain conditions are not satisfied or Canadian unsecured creditors vote to reject the Amended Canadian Plan, the Company can implement an alternative means of restructuring by which the restructuring of the Company and its Canadian


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subsidiaries would be accomplished by the transfer of their business as a going concern to one or more direct or indirect subsidiaries of Philip Services (Delaware), Inc.

     The Company's lending syndicate has confirmed its support of the Amended Canadian and U.S. Plans. The official committee of unsecured creditors appointed under Chapter 11 has confirmed its support of the Amended U.S. Plan and has urged holders of unsecured claims to vote in favour of the Amended U.S. Plan.



Exhibit
Number         Description
------         -----------
2.1            Disclosure Statement under Chapter 11 of the U.S. Bankruptcy Code filed with the U.S. Bankruptcy Court for the District of Delaware on September 21, 1999
2.2            Notice to creditors and present and former equity security holders dated September 22, 1999
99.1           Press release announcing the filings of the amended restructuring plans dated September 20, 1999

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         PHILIP SERVICES CORP.


                                         By:   /s/ Colin H. Soule
                                               -----------------------------
                                               Executive Vice President,
                                                General Counsel and
                                                Corporate Secretary

Date:  October 5, 1999


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                                  EXHIBIT INDEX

Exhibit
Number         Description
------         -----------
2.1            Disclosure Statement under Chapter 11 of the U.S. Bankruptcy Code filed with the U.S. Bankruptcy Court for the District of Delaware on September 21, 1999*

2.2 Notice to creditors and present and former equity security holders dated September 22, 1999*

99.1 Press release announcing the filing of the amended restructuring plans dated September 20, 1999*


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* Previously filed.
-------------------




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